UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      January 16, 2009

CITIZENS COMMUNITY BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	001-33003	Applied For
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2174 EastRidge Center, Eau Claire, Wisconsin	54701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (715) 836-9994

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

             Set forth below is investor presentation material for Citizens Community Bancorp, Inc.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
CITIZENS COMMUNITY BANCORP

Date: January 16, 2009	By: /s/ John D. Zettler John D. Zettler Chief Financial Officer

Citizens Community Federal

INVESTOR PRESENTATION

Growing Together with Our Customers

Safe Harbor Statement

Certain statements in my remarks today may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may involve risks and uncertainties, and include statements that are other than historical fact. For a complete discussion of these and other factors that could impact the company's future results, please see our quarterly and annual filings with the U.S. Securities and Exchange Commission.

About Citizens Community Bancorp

- NASDAQ listed: CZWI
- Holding company for Citizens Community Federal
- Federal savings association based in Eau Claire, Wis., with 20 full-service branch locations in 3 states, more than 50,000 customers & 218 employees
- Successful second-step IPO in 2006 raised $53 million
- Focused on expanding in select locations, increasing core deposits & rigorous management of lending portfolio
- Strong & experienced management team

Mission

"To utilize the resources of a strong and secure financial institution to satisfy the needs and fulfill dreams of the customers we serve, and to grow together."



Citizens Community Federal

History

- Founded as state-chartered credit union
- Created new consumer business model with good sales & low delinquency
- Innovated new infrastructure, processes & controls to generate growth while lowering loan losses
- Successfully converted to mutual savings association in 2001; first-step IPO in 2004; second-step stock offering in 2006

Business Model

- Consumer driven with new loan paradigm
- Indirect paper network that drives high-quality banking prospects
- Broad-based internal marketing initiatives
- In-store retail focus that creates growth in core deposits and loans
- Centralized underwriting, compliance & account opening, & loan processing
- Recruiting & retention processes minimize turnover & attract new staff

Locations

- 20 full-service branches in Wisconsin, Minnesota and Michigan
- 9 stand-alone locations
- 11 Wal-Mart Supercenter in-store branches
- Citizens is scheduled to open 6 additional Wal-Mart in-store branches in 2009

Recent Highlights

- Expansion & transition into, & acquisitions of, new in-store branches
- Net income, assets & deposits up for the quarter & year ended 9/30/08
- Citizens named to Wisconsin's list of 25 fastest-growing public companies by revenue


WAL★MART

Citizens Community Federal

Why Wal-Mart In-Store Branches?

- High in-store traffic keeps marketing costs down
- Template branching more economical
- Cross-selling effective in in-store environment
- Achieve break-even quicker than traditional branch
- Highly visible presence in town's economic center

In-Store Branch Performance

As of Sept. 30, 2008, the:

- Total deposit gain for all in-store branches since 3.3.08 was $18.0 million; of this, $10.5 million was core deposits
- Total loan gain for all in-store branches since 3.3.08 was $9.0 million; of this, $1.8 million consisted of real estate loans and $7.2 million consumer loans

Citizens presently has 11 Wal-Mart in-store locations. At fiscal 2008 year-end, the Company had 9.

Growth Strategy

- Expand in select locations that offer growth potential
  - In-store locations have provided solid stream of new checking accounts, deposits & loans
- Continue to focus on increasing core deposits
- Rigorously manage lending portfolio to minimize risk & maximize income
  - Citizens does not originate any sub-prime or construction lending
- Leverage long-term, skilled management team to pursue growth targets

2009 Growth Objectives



- Continue net income growth
- In-store branching strategy—recently signed agreement to open 6 new Wal-Mart in-store locations
- Quality loan, asset & deposit growth—with similar increases in core deposits

Citizens Community Federal

FINANCIAL PERFORMANCE

Delivering Consistent Growth

Assets

At Sept. 30,
($ in millions)



$500
400
300
200
100
0
$284
$386
$480
2006
2007
2008

Citizens Community Federal

Loans


At Sept. 30,
($ in millions)
$400
300
200
100
0
$258
$320
$370
2006
2007
2008

Citizens Community Federal

Deposits


At Sept. 30,
($ in millions)
$400
300
200
100
0
$187
$208
$297
2006
2007
2008

Citizens Community Federal

After Tax Net Income



For Fiscal Year Ended Sept. 30,
($ in thousands)
$1600
1400
1200
1000
800
600
400
200
0
$446
$743
$1,500
2006
2007
2008

Citizens' Key Performance Metrics

- **Non-performing Assets to Total Assets** at Sept. 30,

2006	2007	2008
.63%	.41%	.68%

- **Net Charge Offs** for 12-mo. ended Sept. 30,

2006	2007	2008
.10%	.13%	.14%

- **Loan Growth** for 12-mo. ended Sept. 30,

2006	2007	2008
18.6%	24.0%	15.6%

Why Citizens?

- Enhanced infrastructure & financial strength
- Strong asset, loan & income growth—in challenging environment
- Planned expansion into key locations
- Experienced management team with broad-based banking expertise
- Customer-focused service & product offering
- Michigan locations in a good economic area and are a strength for Citizens

Citizens Community Federal

Q&A

Citizens Community Federal

THANK YOU!